                                                                    Exhibit 10.2

                                                                       EXECUTION

                             WORLD COLOR PRESS, INC.
                SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED
                                CREDIT AGREEMENT

            This SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of November 23, 1998 and entered into by and among WORLD COLOR PRESS, INC., a Delaware corporation ("Company"), the Lenders party to the Credit Agreement referred to below on the date hereof (the "Lenders") that are party hereto, and BANKERS TRUST COMPANY, as Administrative Agent, and, for purposes of Section 6 hereof, THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HERETO (each a "Guarantor" and collectively, the "Guarantors"). All capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as defined below).

                                    RECITALS

            WHEREAS, Company, the Lenders, BancAmerica Securities, Inc., as Syndication Agent, Citibank, N.A. ,as Documentation Agent and Bankers Trust Company, as Administrative Agent, are parties to that certain Second Amended and Restated Credit Agreement dated as of June 6, 1996, as amended or modified by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of June 10, 1996, as further amended or modified by that certain Limited Waiver, Consent and Second Amendment to Second Amended and Restated Credit Agreement dated as of June 9, 1997, as further amended or modified by that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of June 27, 1997, as further amended or modified by that certain Limited Waiver, Consent and Fourth Amendment to Second Amended and Restated Credit Agreement dated as of September 29, 1997, as further amended or modified by that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of June 4, 1998, and as further amended or modified by that certain Sixth Amendment to Second Amended and Restated Credit Agreement dated as of November 11, 1998 (as so amended and modified, the "Credit Agreement").

            WHEREAS, Company has incurred $300,000,000 of Subordinated Indebtedness pursuant to the issuance of new 8 3/8% senior subordinated notes, a portion of the proceeds of such issuance has been allocated to refinance all of the outstanding Senior Subordinated Notes and the Company has given notice for the redemption of the Senior Subordinated notes;

            WHEREAS, as the Senior Subordinated Notes will not be redeemed in full until after December 27, 1998, the last day of Company's fourth Fiscal Quarter,

Company is requesting that (i) Requisite Lenders hereby agree that the Senior Subordinated Notes shall not, and shall not be deemed to, constitute Indebtedness for the purposes of the calculation of the Leverage Ratio for subsection 6.6B of the Credit Agreement as of December 27, 1998, the last day of Company's fourth Fiscal Quarter; provided that the Senior Subordinated Notes shall be redeemed on or before January 15, 1999 and (ii) to the extent Company elects to defease the Senior Subordinated Notes, Requisite Lenders hereby agree that the Company may make such defeasance;

            NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                                    SECTION 1
                             AMENDMENTS AND CONSENTS

            Requisite Lenders hereby agree that (i) the Senior Subordinated Notes shall not, and shall not be deemed to, constitute Indebtedness for the purposes of the calculation of the Leverage Ratio for subsection 6.6B of the Credit Agreement as of December 27, 1998, the last day of Company's fourth Fiscal Quarter; provided that the Senior Subordinated Notes shall be redeemed on or before January 15, 1999 and (ii) to the extent Company elects to defease the Senior Subordinated Notes, Company may make such defeasance.

                                    SECTION 2
                            LIMITATION OF AMENDMENTS

            Without limiting the generality of the provisions of subsection 9.7 of the Credit Agreement, the amendments and consents set forth above shall be limited precisely by their terms, shall not have any force or effect with respect to any other matter except as expressly provided above, and nothing in this Amendment shall be deemed to:

            (a) constitute a waiver or modification of any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

            (b) prejudice any right or remedy that Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

            Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

                                    SECTION 3
                           CONDITIONS TO EFFECTIVENESS

            This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Seventh Amendment Effective Date"):

      A. On or before the Seventh Amendment Effective Date, Company and the Guarantors shall have delivered to Administrative Agent executed copies of this Amendment.

      B. On or before the Seventh Amendment Effective Date, Administrative Agent and Requisite Lenders shall have delivered to Administrative Agent an executed original or telefacsimile of a counterpart of this Amendment or shall have orally confirmed to Administrative Agent that such Lender agreed to all of the terms and conditions of this Amendment, as set forth herein.

                                    SECTION 4
                    COMPANY'S REPRESENTATIONS AND WARRANTIES

            In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender as of the date hereof, as of the Seventh Amendment Effective Date that the following statements are true, correct and complete:

      A. Corporate Power and Authority. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

      B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

      C. No Conflict. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries,
(iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for such approvals which will be obtained on or before the Effective Date and disclosed in writing to Lenders.

      D. Governmental Consents. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

      E. Binding Obligation. This Amendment has been duly executed and delivered by Company and, when executed and delivered, this Amendment and the Amended Agreement will be the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

      F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

      G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

                                    SECTION 5
                                  MISCELLANEOUS

      A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

      (i) On and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

      (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

      (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

      B. Fees and Expenses. Company acknowledges that all costs, fees and expenses as described in subsection 9.3 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

      C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

      D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

      E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Sections 1 hereof, the effectiveness of which is governed by Section 3 hereof) shall become effective upon the execution of a counterpart hereof by Company, Requisite Lenders, Syndication Agent, Distribution Agent and Administrative Agent and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                                    SECTION 6
                    ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

      Each Guarantor hereby acknowledges that it has read this Amendment and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor under the Guaranty and the other Loan Documents to which such Guarantor is a party shall not be impaired or affected and the Guaranty and such other Loan Documents are, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

                  [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                               WORLD COLOR PRESS, NC.

                               By: /s/ Thomas J. Quinlan
                                   -------------------------------------
                                   Name: Thomas J. Quinlan
                                   Title: Senior Vice President,
                                          Treasurer


                               THE LANMAN COMPANIES, INC.

                               By: /s/ Thomas J. Quinlan
                                   -------------------------------------
                                   Name: Thomas J. Quinlan
                                   Title: Senior Vice President,
                                          Treasurer


                               LANMAN LITHOTECH, INC.

                               By: /s/ Thomas J. Quinlan
                                   -------------------------------------
                                   Name: Thomas J. Quinlan
                                   Title: Senior Vice President,
                                          Treasurer


                               CENTRAL FLORIDA PRESS, INC.

                               By: /s/ Thomas J. Quinlan
                                   -------------------------------------
                                   Name: Thomas J. Quinlan
                                   Title: Senior Vice President,
                                          Treasurer


                               NORTHEAST GRAPHICS INC.

                               By: /s/ Thomas J. Quinlan
                                   -------------------------------------
                                   Name: Thomas J. Quinlan
                                   Title: Senior Vice President,
                                          Treasurer

                               THE WESSEL COMPANY, INC.

                               By: /s/ Thomas J. Quinlan
                                   -------------------------------------
                                   Name: Thomas J. Quinlan
                                   Title: Senior Vice President,
                                          Treasurer


                               IMAGE TECHNOLOGIES, INC.

                               By: /s/ Thomas J. Quinlan
                                   -------------------------------------
                                   Name: Thomas J. Quinlan
                                   Title: Senior Vice President,
                                          Treasurer


                               SHEA COMMUNICATIONS COMPANY

                               By: /s/ Thomas J. Quinlan
                                   -------------------------------------
                                   Name: Thomas J. Quinlan
                                   Title: Senior Vice President,
                                          Treasurer


                               KRUEGER ACQUISITION CORPORATION

                               By: /s/ Thomas J. Quinlan
                                   -------------------------------------
                                   Name: Thomas J. Quinlan
                                   Title: Senior Vice President,
                                          Treasurer


                               KRI, INC.

                               By: /s/ Thomas J. Quinlan
                                   -------------------------------------
                                   Name: Thomas J. Quinlan
                                   Title: Senior Vice President,
                                          Treasurer


                               RAI, INC.

                               By: /s/ Thomas J. Quinlan
                                   -------------------------------------
                                   Name: Thomas J. Quinlan
                                   Title: Senior Vice President,
                                          Treasurer

                               BCK 140 PARTNERSHIP

                               By:   World Color Press, Inc.,
                                     its General Partner

                               By: /s/ Thomas J. Quinlan
                                   -------------------------------------
                                   Name: Thomas J. Quinlan
                                   Title: Senior Vice President,
                                          Treasurer

                               By: The Lanman Companies, Inc.,
                                     its General Partner

                               By: /s/ Thomas J. Quinlan
                                   -------------------------------------
                                   Name: Thomas J. Quinlan
                                   Title: Senior Vice President,
                                          Treasurer


                               WORLD COLOR BOOK SERVICES, INC.

                               By: /s/ Thomas J. Quinlan
                                   -------------------------------------
                                   Name: Thomas J. Quinlan
                                   Title: Senior Vice President,
                                          Treasurer


                               THE JOHNSON & HARDIN CO.

                               By: /s/ Thomas J. Quinlan
                                   -------------------------------------
                                   Name: Thomas J. Quinlan
                                   Title: Senior Vice President,
                                          Treasurer


                               JOHNSON & HARDIN ENTERPRISES, INC.

                               By: /s/ Thomas J. Quinlan
                                   -------------------------------------
                                   Name: Thomas J. Quinlan
                                   Title: Senior Vice President,
                                          Treasurer


                               MAGNA-GRAPHIC, INC.

                               By: /s/ Thomas J. Quinlan
                                   -------------------------------------
                                   Name: Thomas J. Quinlan
                                   Title: Senior Vice President,
                                          Treasurer

                               TACONIC HOLDINGS, INC.

                               By: /s/ Thomas J. Quinlan
                                   -------------------------------------
                                   Name: Thomas J. Quinlan
                                   Title: Senior Vice President,
                                          Treasurer


                               CENTURY GRAPHICS CORPORATION

                               By: /s/ Thomas J. Quinlan
                                   -------------------------------------
                                   Name: Thomas J. Quinlan
                                   Title: Senior Vice President,
                                          Treasurer


                               EDWIN ROAD PROPERTIES, INC.

                               By: /s/ Thomas J. Quinlan
                                   -------------------------------------
                                   Name: Thomas J. Quinlan
                                   Title: Senior Vice President,
                                          Treasurer


                               LA-GNIAPPE ADVERTISING, INC.

                               By: /s/ Thomas J. Quinlan
                                   -------------------------------------
                                   Name: Thomas J. Quinlan
                                   Title: Senior Vice President,
                                          Treasurer


                               LA-GNIAPPE INSERTS, INC.

                               By: /s/ Thomas J. Quinlan
                                   -------------------------------------
                                   Name: Thomas J. Quinlan
                                   Title: Senior Vice President,
                                          Treasurer


                               DB ACQUISITION CORP.

                               By: /s/ Thomas J. Quinlan
                                   -------------------------------------
                                   Name: Thomas J. Quinlan
                                   Title: Senior Vice President,
                                          Treasurer

                               DITTLER BROTHERS, INCORPORATED

                               By: /s/ Thomas J. Quinlan
                                   -------------------------------------
                                   Name: Thomas J. Quinlan
                                   Title: Senior Vice President,
                                          Treasurer


                               ACME PRINTING COMPANY, INC.

                               By: /s/ Thomas J. Quinlan
                                   -------------------------------------
                                   Name: Thomas J. Quinlan
                                   Title: Senior Vice President,
                                          Treasurer

                               BANKERS TRUST COMPANY,
                               individually as a Lender and as Administrative Agent and as Collateral Agent


                               By: /s/ Mary Jo Jolly
                                   -------------------------------------
                                   Name: MARY JO JOLLY
                                   Title: ASSISTANT VICE PRESIDENT

                               BANK OF AMERICA NT & SA,
                               as a Lender


                               By: /s/ John W. Pocalyko
                                   -------------------------------------
                                   Name: JOHN W. POCALYKO
                                   Title: MANAGING DIRECTOR

                               CITIBANK, N.A.,
                               as a Lender


                               By: /s/ Timothy L. Freeman
                                   -------------------------------------
                                   Name: TIMOTHY L. FREEMAN
                                   Title: Attorney-In-Fact

                               ABN AMRO BANK, N.V., NEW YORK BRANCH, as
                               Lender

                               By: ABN AMRO BANK, NV.
                                   as Agent


                               By: /s/ Andrew M. Dry
                                   -------------------------------------
                                   Andrew M. Dry
                                   Senior Vice President


                               By: /s/ Thomas Rogers
                                   -------------------------------------
                                   Thomas Rogers
                                   Vice President

                               BANK OF MONTREAL,
                               as Lender

                               By: /s/ Jordan Fragiacono
                                   -------------------------------------
                                   Name: Jordan Fragiacono
                                   Title: Director

                               THE BANK OF NOVA SCOTIA
                               as Lender


                               By: /s/ J. Alan Edwards
                                   -------------------------------------
                                   Name: J. ALAN EDWARDS
                                   Title: AUTHORIZED SIGNATORY

                               BANK OF SCOTLAND,
                               as Lender


                               By: /s/ Annie Chin Tat
                                   -------------------------------------
                                   Name: ANNIE CHIN TAT
                                   Title: SENIOR VICE PRESIDENT

                               BANK OF TOKYO - MITSUBISHI TRUST COMPANY, as
                               Lender


                               By: /s/ Nicholas Campbell
                                   -------------------------------------
                                   Name: NICHOLAS CAMPBELL
                                   Title: VICE PRESIDENT

                               PARIBAS,
                               as Lender


                               By: /s/ John J. McCormick
                                   -------------------------------------
                                   Name: John J. McCormick III
                                   Title: Vice President


                               By:
                                   -------------------------------------
                                   Name:
                                   Title:

                               CIBC, INC., as Lender


                               By: /s/ Cyd Petre
                                   -------------------------------------
                                   Name: CYD PETRE
                                   Title: EXECUTIVE DIRECTOR
                                          CIBC Oppenheimer Corp., AS AGENT

                               FLEET NATIONAL BANK,
                               as Lender


                               By: /s/ Jeff Lynch
                                   -------------------------------------
                                   Name: Jeff Lynch
                                   Title: SVP

                               THE FUJI BANK, LIMITED, NEW YORK BRANCH, as Lender


                               By: /s/ Teiji Teramoto
                                   -------------------------------------
                                   Name: Teiji Teramoto
                                   Title: Vice President & Manager

                               THE INDUSTRIAL BANK OF JAPAN, LTD., as
                               Lender


                               By: /s/ Takuya Honjo
                                   -------------------------------------
                                   Name: TAKUYA HONJO
                                   Title: SENIOR VICE PRESIDENT

                               THE LONG-TERM CREDIT BANK OF JAPAN, LTD.
                               as Lender


                               By: /s/ Mark A. Thompson
                                   -------------------------------------
                                   Name: Mark A. Thompson
                                   Title: Senior Vice President &
                                          Team Leader

                               PNC BANK, NATIONAL ASSOCIATION
                               as Lender


                               By: /s/ Donald V. Davis
                                   -------------------------------------
                                   Name: Donald V. Davis
                                   Title: Vice President

                               THE SANWA BANK, LIMITED,
                               as Lender


                               By: /s/ Dominic Sorresso
                                   -------------------------------------
                                   Name: DOMINIC SORRESSO
                                   Title: Vice President

                               BANKBOSTON, N.A. (formerly know as The First
                               National Bank of Boston), as Lender


                               By: /s/ Julie V. Jalelian
                                   -------------------------------------
                                   Name: Julie V. Jalelian
                                   Title: Director

                               CREDIT SUISSE FIRST BOSTON (formerly known as Credit Suisse), as Lender


                               By: /s/ Chris Horgan
                                   -------------------------------------
                                   Name: CHRIS T. HORGAN
                                   Title: VICE PRESIDENT


                               By: /s/ Kristin Lepri
                                   -------------------------------------
                                   Name: KRISTIN LEPRI
                                   Title: ASSOCIATE

                               THE DAI-ICHI KANGYO BANK, LTD.,
                               as Lender


                               By: /s/ Christopher Fahey
                                   -------------------------------------
                                   Name: Christopher Fahey
                                   Title: Vice President

                               DRESDNER BANK AG, NEW YORK AND GRAND
                               CAYMAN BRANCHES,
                               as Lender


                               By: /s/ Laura G. Fazio
                                   -------------------------------------
                                   Name: LAURA G. FAZIO
                                   Title: First Vice President


                               By: /s/ Brian Haughney
                                   -------------------------------------
                                   Name: Brian Haughney
                                   Title: Assistant Treasurer

                               THE SAKURA BANK, LIMITED, as Lender


                               By: /s/ Yoshikazu Nagura
                                   -------------------------------------
                                   Name: YOSHIKAZU NAGURA
                                   Title: Vice President

                               THE SUMITOMO BANK, LIMITED, NEW YORK
                               BRANCH, as Lender


                               By: /s/ Suresh S. Tata
                                   -------------------------------------
                                   Name: SURESH S. TATA
                                   Title: Senior Vice President

                               BANK POLSKA KASA OPIEKI S.A.
                               PEKAO S.A. GROUP, NEW YORK BRANCH


                               By: /s/ Hussein B. El-Tawil
                                   -------------------------------------
                                   Name: Hussein B. El-Tawil
                                   Title: Vice President

                               THE TOKAI BANK, LTD., NEW YORK BRANCH, as Lender


                               By: /s/ Shinichi Nakatani
                                   -------------------------------------
                                   Name: Shinichi Nakatani
                                   Title: Assistant General Manager

                               MERITA BANK PLC NEW YORK BRANCH
                               as Lender


                               By: /s/ Frank Maffei
                                   -------------------------------------
                                   Name: FRANK MAFFEI
                                   Title: VICE PRESIDENT


                               By: /s/ Clifford Abramsky
                                   -------------------------------------
                                   Name  CLIFFORD ABRAMSKY
                                   Title VICE PRESIDENT

                        BAYERISCHE HYPO-UND VEREINSBANK AG,
                        NEW YORK BRANCH, as Lender


                        By: /s/ Ralf Enke
                            ---------------------------
                            Name:  Ralf Enke
                            Title: Associate Director


                        By: /s/ Alan Babcock
                            ---------------------------
                            Name:  Alan Babcock
                            Title: [Illegible] Director

                               THE BANK OF NEW YORK
                               as Lender


                               By: /s/ Ken Sneider
                                   -------------------------------------
                                   Name: Ken P. Sneider Jr.
                                   Title: Vice President

                               FIRST UNION NATIONAL BANK,
                               as Lender


                               By: /s/ Stephen T. Dorosh
                                   -------------------------------------
                                   Name: Stephen T. Dorosh
                                   Title: Vice President

                               ERSTE DER OESTERREICHI SCHEN SPARKASSEN AG, as Lender


                               By: /s/ Rima Terradista
                                   -------------------------------------
                                   Name: RIMA TERRADISTA
                                   Title: Vice President


                               By: /s/ John S. Runnion
                                   -------------------------------------
                                   Name: JOHN S. RUNNION
                                   Title: FIRST VICE PRESIDENT

                               BANK LEUMI TRUST COMPANY NEW YORK,
                               as Lender


                               By: /s/ Sami Ambar
                                   -------------------------------------
                                   Name: Sami Ambar
                                   Title: Vice President

                               CREDIT AGRICOLE INDOSUEZ,
                               as Lender


                               By: Craig Welch
                                   -------------------------------------
                                   Name: Craig Welch
                                   Title: FVP


                               By: /s/ Rene LeBlanc
                                   -------------------------------------
                                   Name: Rene LeBlanc
                                   Title: VP, TL.

                               LEHMAN COMMERCIAL PAPER INC.,
                               as Lender


                               By: /s/ Michele Swanson
                                   -------------------------------------
                                   Name: Michele Swanson
                                   Title: Authorized Signatory

                               MORGAN STANLEY SENIOR FUNDING, INC.,
                               as Lender


                               By: /s/ Michael T. McLaughlin
                                   -------------------------------------
                                   Name: Michael T. McLaughlin
                                   Title: Principal

                               THE TOYO TRUST AND BANKING CO. LTD.,
                               as Lender


                               By: /s/ T. Mikamo
                                   -------------------------------------
                                   Name: T. Mikamo
                                   Title: Vice President

                               ALLIED IRISH BANKS PLC, CAYMAN ISLANDS
                               BRANCH, as Lender


                               By: /s/ W. J. Strickland
                                   -------------------------------------
                                   Name: W. J. Strickland
                                   Title: SVP


                               By: /s/ Marcia Meeker
                                   -------------------------------------
                                   Name: MARCIA MEEKER
                                   Title: V.P.

                               GULF INTERNATIONAL BANK B.S.C,
                               as Lender


                               By: /s/ Abdel-Fattah Tahoun
                                   -------------------------------------
                                   Name: Abdel-Fattah Tahoun
                                   Title: Senior Vice President


                               By: /s/ Thomas E. Fitzherbert
                                   -------------------------------------
                                   Name: Thomas E. Fitzherbert
                                   Title: Vice President

                               THE MITSUI TRUST AND BANKING COMPANY,
                               LIMITED, as Lender


                               By:
                                   -------------------------------------
                                   Name:
                                   Title:

                               STB DELAWARE FUNDING TRUST I, as Lender


                               By: /s/ Donald C. Hargadon
                                   -------------------------------------
                                   Name: Donald C. Hargadon
                                   Title: Assistant Vice President